Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP
767 FIFTH AVENUE
NEW YORK, NEW YORK 10153-0119
TELEPHONE: (212) 310-8000
FACSIMILE: (212) 310-8007
GEORGE A. DAVIS, ESQ. (GD 3761)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------X
                                        :
IN RE                                   :   CHAPTER 11 CASE NO.
                                        :
IMPATH INC., ET AL.,                    :   03-16113 (PCB)
                                        :
                     DEBTORS.           : (JOINTLY ADMINISTERED) :
----------------------------------------X



                       MONTHLY OPERATING STATEMENT FOR THE
                 PERIOD OF DECEMBER 1, 2003 TO DECEMBER 31, 2003
                 -----------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                                           Chapter 11

IN RE: IMPATH INC., ET AL.,                          Case no.03-16113 (PCB)

                   MONTHLY OPERATING STATEMENT FOR THE PERIOD
                         DECEMBER 1 TO DECEMBER 31, 2003


DEBTORS' ADDRESS:    IMPATH Inc.
                     Attn: Holly Felder Etlin
                     521 West 57th St.
                     New York, NY 10019

DISBURSEMENTS (1):   December 1-31, 2003
                     IMPATH Inc. (03-16113)                         $10,446,424
                     IMPATH Physician Services, Inc. (03-16114)              $0
                     IMPATH Predictive Oncology, Inc. (03-16115)       $565,477
                     IMPATH Information Services, Inc. (03-16116)        $8,320
                     Tamtron Corp. (03-16117)                          $240,182
                     Medical Registry Services, Inc. (03-16118)        $460,678
                                                                   ------------
                     TOTAL DISBURSEMENTS (1)                        $11,721,081

(1) This does not include any disbursements or remittances made in connection with the sale of Tamtron/MRS assets to Impac

DEBTORS' ATTORNEY:   Weil, Gotshal & Manges LLP
                     George A. Davis (GD 2761)
                     767 Fifth Avenue
                     New York, NY 10153

REPORT PREPARER:     IMPATH Inc.


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein, is complete, accurate and truthful to the best of my knowledge.


DATE:  January 21, 2004
                                              /s/ Steven Welch
                                              ---------------------------------
                                              Steven Welch
                                              Assistant Restructuring Officer

IMPATH INC. AND SUBSIDIARIES
CASH RECEIPTS AND DISBURSEMENTS (1)


                                                          12/1 - 12/31
----------------------------------------------------------------------
Beginning Book Cash Balance (2)                             5,100,422
----------------------------------------------------------------------

----------------------------------------------------------------------
Receipts:                                                   9,462,444
----------------------------------------------------------------------
Tax Refunds                                                 2,745,699
                                                           ----------
----------------------------------------------------------------------
Total Receipts:                                            12,208,142
----------------------------------------------------------------------


----------------------------------------------------------------------
Operating Disbursements:
----------------------------------------------------------------------
Payroll                                                    (4,327,499)
----------------------------------------------------------------------
Payroll Taxes                                              (1,418,087)
----------------------------------------------------------------------
Benefits                                                   (1,078,301)
----------------------------------------------------------------------
Auto Expense                                                  (72,688)
----------------------------------------------------------------------
Courier Expense                                              (359,378)
----------------------------------------------------------------------
Equipment Leases                                              (58,258)
----------------------------------------------------------------------
Insurance                                                    (118,759)
----------------------------------------------------------------------
Lab Supplies                                               (1,354,260)
----------------------------------------------------------------------
Operational Supplies                                         (182,336)
----------------------------------------------------------------------
Ordinary Course Professional Fees                            (175,387)
----------------------------------------------------------------------
Rent                                                         (414,616)
----------------------------------------------------------------------
Travel & Entertainment (Emp. T&E)                            (222,100)
----------------------------------------------------------------------
Utilities                                                    (199,883)
----------------------------------------------------------------------
Miscellaneous Operating Expenses                             (605,021)
----------------------------------------------------------------------
Interest                                                     (603,917)
----------------------------------------------------------------------
Taxes                                                         (38,387)
----------------------------------------------------------------------
Capital Expenditures                                          (82,350)
                                                              --------
----------------------------------------------------------------------
Total Operating Disbursements:                            (11,311,228)
                                                          ------------
----------------------------------------------------------------------

----------------------------------------------------------------------
Net Cash Flow From Operations:                                896,915
                                                             --------
----------------------------------------------------------------------

----------------------------------------------------------------------
Restructuring Costs:
----------------------------------------------------------------------
Professional Fees                                            (408,353)
----------------------------------------------------------------------
Trustee Fees                                                   (1,500)
----------------------------------------------------------------------
Total Restructuring Costs                                    (409,853)
                                                             ---------
----------------------------------------------------------------------

----------------------------------------------------------------------
Net Cash Flow                                                 487,061
                                                             --------
----------------------------------------------------------------------
Ending Book Cash Balance                                    5,587,484
                                                           ==========
----------------------------------------------------------------------

(1) Does not include receipts and disbursements related to the sale of certain assets to Impac, see the attached schedule for such receipts and disbursements

(2) December Beginning Book Cash Balance reflects corrections made to adjust for the double-counting of certain checks during October and November

TAMTRON/MRS ASSET SALE PROCEEDS AND PAYOUT
AS OF 12/31/03


                TRANSACTION DESCRIPTION                           AMOUNT
--------------------------------------------------------     ----------------
Deposit (11/24/03)                                                 2,200,000
Proceeds (12/23/03)                                               19,845,335
                                                             ----------------
GROSS TRANSACTION PROCEEDS                                        22,045,335

NET TRANSACTION PROCEEDS REMITTED TO BANK (12/23/03)              19,657,000

                                                             ----------------
TRANSACTION COSTS                                                  2,388,335

Transaction-Related Payments Made Prior to 12/31/03                  915,121
                                                             ----------------
Transaction-Related Payments To Be Made After 12/31/03             1,473,214

IMPATH INC. AND SUBSIDIARIES
SCHEDULE OF TAXES WITHHELD, COLLECTED, INCURRED AND PAID
DECEMBER 1-31, 2003

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         TAXES WITHHELD,
        JURISDICTION                        TYPE OF TAX                               COLLECTED OR INCURRED           TAXES PAID
----------------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
Federal                             Withholding                                             879,664.75                 879,664.75
Federal                             Social Security EE                                      184,522.49                 184,522.49
Federal                             Social Security ER                                      184,522.57                 184,522.57
Federal                             Medicare EE                                              75,528.87                  75,528.87
Federal                             Medicaid ER                                              75,528.85                  75,528.85
Federal                             Unemployment                                                987.45                     987.45

Alabama                             Withholding, SUI                                            868.25                     868.25
Arizona                             Withholding, SUI                                         10,190.53                  10,190.53
Arkansas                            Withholding, SUI                                            426.42                     426.42
California                          Withholding, SUI, Disability                            124,163.21                 124,163.21
Colorado                            Withholding, SUI                                            430.00                     430.00
Conneticut                          Withholding, SUI                                          1,065.30                   1,065.30
Florida                             SUI                                                         249.52                     249.52
Georgia                             Withholding, SUI                                          1,475.63                   1,475.63
Illinois                            Withholding, SUI                                            739.05                     739.05
Indiana                             Withholding, SUI                                            615.38                     615.38
Iowa                                Withholding, SUI                                            165.60                     165.60
Kansas                              Withholding, SUI                                            666.88                     666.88
Louisiana                           Withholding, SUI                                          2,384.44                   2,384.44
Maryland                            Withholding, SUI                                            862.83                     862.83
Massachusetts                       Withholding, SUI                                          8,377.17                   8,377.17
Michigan                            Withholding, SUI                                            542.23                     542.23
Minnesota                           Withholding, SUI                                            377.77                     377.77
Missouri                            Withholding, SUI                                            277.20                     277.20
Montana                             Withholding, SUI                                            197.97                     197.97
New Jersey                          Withholding, SUI, Disability                              6,768.32                   6,768.32
New York                            Withholding, SUI, Disability                            109,752.16                 108,775.22
North Carolina                      Withholding, SUI                                          1,416.00                   1,416.00
Ohio                                Withholding, SUI                                          2,206.28                   2,206.28
Oregon                              Withholding, SUI, Disability                                421.31                     421.31
Pennsylvania                        Withholding, SUI, Disability                              1,843.92                   1,843.92
Texas                               SUI                                                          64.38                      64.38
Utah                                Withholding, SUI                                          1,602.42                   1,602.42
Washington                          SUI                                                          37.32                      37.32

New York City                       Withholding                                              32,809.18                  32,809.18
Solon                               Withholding                                                 129.88                     129.88

                                                                                 -------------------------------------------------
TOTAL PAYROLL TAXES                                                                     $ 1,711,881.53             $ 1,710,904.59




SCHEDULE OF TAXES WITHHELD, COLLECTED, INCURRED AND PAID
DECEMBER 1-31, 2003


----------------------------------------------------------------------------------------------------------------------------------
                                                                                         TAXES WITHHELD,
        JURISDICTION                        TYPE OF TAX                               COLLECTED OR INCURRED           TAXES PAID
----------------------------------------------------------------------------------------------------------------------------------

NON-PAYROLL TAXES (1)
Arizona (including counties)        Sales and Use Taxes                                                                    351.32
California (including counties)     Sales and Use Taxes                                       7,610.00                  10,959.86
Georgia                             Sales and Use Taxes                                       1,750.00                     650.00
Illinois                            Sales and Use Taxes                                                                    113.28
Maryland                            Sales and Use Taxes                                                                  1,100.00
Massachusetts                       Sales and Use Taxes                                                                  1,650.00
Nevada                              Sales and Use Taxes                                         750.00
New York                            Sales and Use Taxes, Comm. Rent                             167.93                  20,465.75
Pennsylvania                        Sales and Use Taxes                                       1,695.37                     328.00
South Carolina                      Sales and Use Taxes                                           2.63                   2,005.83
Tennessee                           Sales and Use Taxes                                         833.00
Texas                               Sales and Use Taxes                                       5,321.25                     763.13
Washington                          Sales and Use Taxes                                       8,476.83

                                                                                 -------------------------------------------------
TOTAL NON-PAYROLL TAXES                                                                 $    26,607.01             $    38,387.17

                                                                                 -------------------------------------------------
TOTAL TAXES                                                                             $ 1,738,488.54             $ 1,749,291.76
                                                                                 -------------------------------------------------


(1) Does not include accrual of certain taxes related to the transfer of Tamtron personal property to Impac, these will be included in the January report as available